OPPENHEIMER ENTERPRISE FUND

FORM N-1A

PART C

OTHER INFORMATION

Item 23.  Exhibits

(a)      Amended and Restated Declaration of Trust dated 10/20/95: Previously filed with Registrant's
Pre-Effective Amendment No. 2, 10/26/95, and incorporated herein by reference.

(b)      Amended and Restated By-Laws dated 12/14/00: Filed herewith.

(c)      (i)      Specimen Class A Share Certificate: Previously filed with Registrant's Post-Effective Amendment
No. 8, 12/16/99, and incorporated herein by reference.

         (ii) Specimen Class B Share Certificate: Previously filed with Registrant's Post-Effective Amendment No.
8, 12/16/99, and incorporated herein by reference

         (iii) Specimen Class C Share Certificate: Previously filed with Registrant's Post-Effective Amendment
No. 8, 12/16/99, and incorporated herein by reference

Specimen Class N Share Certificate:  Previously filed with Registrant's Post-EffectiveAmendment No. 9, 10/27/00, and incorporated herein by reference.

Specimen Class Y Share Certificate: Previously filed with Registrant's Post-Effective Amendment No. 8, 12/16/99, and incorporated herein by reference

(d)      Amended and Restated Investment Advisory Agreement dated January 1, 2001: Filed herewith.

(e)      (i)      General Distributor's Agreement dated November 7, 1995: Previously filed with Registrant's
Post-Effective Amendment No. 3, 12/12/97, and incorporated herein by reference.

Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously
filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No.
2-62076), 10/26/01, and incorporated herein by reference.

Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously
filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No.
2-62076), 10/26/01, and incorporated herein by reference.

Form of Agency Agreement of OppenheimerFunds Distributor, Inc.:
Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield
Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

Form of Trust Company Fund/SERV Purchase Agreement of
OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration
Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

Form of Trust Company Agency Agreement of OppenheimerFunds
Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of
Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(f)      (i) Amended and Reinstated Retirement Plan for Non-Interested Trustees or Directors dated 8/9/01:
Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Gold & Special
Minerals Fund (Reg. No. . 2-82590), 10/25/01, and incorporated herein by reference.

         (ii)     Form of Deferred Compensation Plan for Disinterested Trustees/Directors: Filed with
Post-Effective Amendment No. 26 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg.
No. 2-82590), 10/28/98, and incorporated herein by reference.

(g)      (i)      Custody Agreement with The Bank of New York dated 11/12/92: Previously filed with Registrant's
Post-Effective Amendment No. 25, 4/23/93, re-filed with Registrant's Post-Effective Amendment No. 31, 4/28/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

Amended and Restated Foreign Custody Manager Agreement dated 4/3/01:
Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Gold & Special
Minerals Fund (Reg. No.  2-82590), 10/25/01, and incorporated herein by reference.

Amendment dated 4/3/01 to Custody Agreement dated 11/12/92: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund
(Reg. No. 2-82590), 10/25/01, and incorporated herein by reference.

(h)      Not applicable.

(i)      Opinion and Consent of Counsel dated 10/20/95: Previously filed with Registrant's Pre-Effective
Amendment No. 2 , 10/26/95, and incorporated herein by reference.

(j)      Independent Auditors Consent:  Filed herewith.

(k)      Not applicable.

(i)      Investment Letter dated 10/25/95 from OppenheimerFunds, Inc. to Registrant: Previously filed with
Registrant's Pre-Effective Amendment No. 2, 10/26/95, and incorporated herein by reference.
(m)      (i)      Service Plan and Agreement for Class A shares dated 11/7/95: Previously filed with Registrant's
Post-Effective Amendment No. 9, 10/27/00, and incorporated herein by reference.

         (ii)     Amended and Restated Distribution and Service Plan and Agreement for Class B shares dated
February 12, 1998: Previously filed with Registrant's Post-Effective Amendment No. 4, 10/29/98, and incorporated herein by reference.

Amended and Restated Distribution and Service Plan and Agreement for Class C shares dated February 12, 1998:
Previously filed with Registrant's Post-Effective Amendment No. 4, 10/29/98, and incorporated herein by reference.

Distribution and Service Plan and Agreement for Class N shares: Filed herewith.

(n)      Oppenheimer Funds Multiple Class Plan under Rule 18f-3, March 18, 1996 and updated through 8/21/01:
Previously filed with Post-Effective Amendment No. 20 to the Registration Statement of Oppenheimer Cash Reserves
(Reg. No. 33-23223), 9/27/01, and incorporated herein by reference.

---      Powers of Attorney for all Trustees/Directors and Officers (including Certified Board Resolutions):
Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Emerging Growth
Fund (Reg. No. 333-44176), 10/5/00, and incorporated herein by reference.
 reference.
Powers of Attorney for all Trustees/Directors and Officers except for John
Murphy (including Certified Board Resolutions): Previously filed with Pre-Effective Amendment No. 1 to the
Registration Statement of Oppenheimer Emerging Growth Fund (Reg. No. 333-44176), 10/5/00, and incorporated herein by reference.

Power of Attorney for John Murphy (including Certified Board Resolution):
Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer U.S.
Government Trust (Reg. No. 2-76645), 10/22/01, and incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with the Fund

None.

Item 25. - Indemnification
--------------------------

Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust
filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding)
is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a)      OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)      There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position  Other Business and Connections
with OppenheimerFunds, Inc.         During the Past Two Years
---------------------------         -------------------------

Timothy L. Abbuhl,
Assistant Vice President   None.

Amy B. Adamshick,
Vice President    Formerly at Scudder Kemper Investments (July 1998 - May 2000)

Charles E. Albers,
Senior Vice President      None.

Edward J. Amberger,
Assistant Vice President   None.

Janette Aprilante,
Assistant Vice President   None.

Hany S. Ayad,
Assistant Vice President   None.

Victor W. Babin,
Senior Vice President      None.

Bruce L. Bartlett,
Senior Vice President      None.

Victoria Baska,
Assistant Vice President   None.

George Batejan,
Executive Vice President/
Chief Information Officer  None.

Kevin Baum,
Assistant Vice President   None.

Connie Bechtolt,
Assistant Vice President   None.

Kathleen Beichert,
Vice President    None.

Rajeev Bhaman,
Vice President    None.

Mark Binning,
Assistant Vice President   None.

Robert J. Bishop,
Vice President    None.

John R. Blomfield,
Vice President    None.

Chad Boll,
Assistant Vice President   None

Lowell Scott Brooks,
Vice President    None.

Scott Burroughs
Vice President    None.

Adele A. Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division       None.

Michael A. Carbuto,
Vice President    None

Peter V. Cocuzza,
Vice President    None.

Julie C. Cusker,
Assistant Vice President:
Rochester Division         None.

O. Leonard Darling,
Vice Chairman, Executive Vice
President and Chief Investment
Officer and Director       Chairman of the Board and a director (since June 1999) and Senior Managing Director
(since December 1998) of HarbourView Asset Management Corporation; a director (since July 2001) of Oppenheimer
Acquisition Corp.; a director (since March 2000) of OFI Private Investments, Inc.; Chairman of the Board, Senior
Managing Director and director (since February 2001) of OAM Institutional, Inc.; Trustee (since 1993) of Awhtolia
College - Greece.

John M. Davis,
Assistant Vice President   None.

Robert A. Densen,
Senior Vice President      None.

Ruggero de'Rossi,
Vice President    Formerly, Chief Strategist at ING Barings (July
1998 - March 2000).

Craig P. Dinsell,
Executive Vice President   None.

Randall C. Dishmon,
Assistant Vice President   None.

Steven D. Dombrower,
Vice President    None.

Andrew J. Donohue,
Executive Vice President,
General Counsel and Director        Executive Vice President, General Counsel and a director of OppenheimerFunds
Distributor, Inc.; Executive Vice President, General Counsel and a director of HarbourView Asset Management
Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc., Oppenheimer Partnership Holdings,
Inc., OFI Private Investments, Inc., Oppenheimer Trust Company; President and a director of Centennial Asset
Management Corporation and Oppenheimer Real Asset Management, Inc.; Vice President and a director of
OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; a director of OppenheimerFunds Legacy
Program (a Colorado non-profit corporation); General Counsel and Secretary of Oppenheimer Acquisition Corp.;
Chief Legal Officer and a director of OAM Institutional, Inc.; an officer of other Oppenheimer funds.

Bruce C. Dunbar,
Vice President    None.

Richard Edmiston,
Assistant Vice President   None.

Daniel R. Engstrom,
Assistant Vice President   None.

Armand B. Erpf,
Assistant Vice President   None.

George R. Evans,
Vice President    None.

Edward N. Everett,
Assistant Vice President   None.

George Fahey,
Vice President    None.

Leslie A. Falconio,
Vice President    None.

Scott T. Farrar,
Vice President    Assistant Treasurer of Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds.

Katherine P. Feld,
Vice President, Senior Counsel
and Secretary     Vice President and Secretary of OppenheimerFunds, Distributor, Inc.; Secretary and Director of
Centennial Asset Management Corporation; Vice President and Secretary of Oppenheimer Real Asset Management, Inc.;
Secretary of HarbourView Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., Shareholder
Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments, Inc. and OAM Institutional, Inc.

Ronald H. Fielding,
Senior Vice President;
Chairman: Rochester Division        Director of ICI Mutual Insurance Company; Governor of St. John's College;
Director of International Museum of Photography at George Eastman House; an officer and/or portfolio manager of certain Oppenheimer funds.

P. Lyman Foster,
Senior Vice President      Formerly, Vice President of Prudential Investments (August 1999-April 2000).

David J. Foxhoven,
Assistant Vice President   None.

Colleen M. Franca,
Assistant Vice President   None.

Crystal French,
Vice President    None.

Dan P. Gangemi,
Vice President    None.

Subrata Ghose,
Assistant Vice President   Formerly, Equity Analyst at Fidelity Investments (1995 - March 2000).

Charles W. Gilbert,
Assistant Vice President   None.

Alan C. Gilston,
Vice President    None.

Jill E. Glazerman,
Vice President    None.

Paul M. Goldenberg,
Vice President    None.

Mikhail Y. Goldverg,
Vice President    None.

Laura Granger,
Vice President    Formerly, Portfolio Manager at Fortis Advisors (July 1998-October 2000).

Jeremy H. Griffiths,
Executive Vice President,
Chief Financial Officer and
Director Chief Financial Officer, Treasurer and director of Oppenheimer Acquisition Corp.; Executive Vice
President of HarbourView Asset Management Corporation; President and director of OppenheimerFunds International
Ltd.; President. Chief Executive Officer, Chairman of the Board and director of Oppenheimer Trust Company;
director of Trinity Investment Management Corp., Secretary/Treasurer and director of OppenheimerFunds Legacy
Program (a Colorado non-profit corporation); Executive Vice President of OFI Private Investments, Inc.; Executive
Vice President of OAM Institutional, Inc. and a Member and Fellow of the Institute of Chartered Accountants.

Robert Grill,
Senior Vice President      None.

Robert Guy,
Senior Vice President      None.

Robert Haley,
Assistant Vice President   None.

Kelly Haney,
Assistant Vice President   None.

Thomas B. Hayes,
Vice President    None.

Dorothy F. Hirshman,
Vice President    None.

Merryl I. Hoffman,
Vice President and
Senior Counsel    Secretary of Oppenheimer Trust Company.

Merrell I. Hora,
Vice President    None.

Scott T. Huebl,
Vice President    None.

Margaret Hui,
Assistant Vice President   Formerly Vice President - Syndications of Sanwa Bank California (January 1998 -
September 1999).

James G. Hyland,
Assistant Vice President   None.

David Hyun,
Vice President    Formerly portfolio manager, technology analyst and research associate at Fred Alger Management,
Inc. (August 1993 - June 2000).

Steve P. Ilnitzki,
Senior Vice President      Formerly Vice President of Product Management at Ameritrade (until March 2000).

Kathleen T. Ives,
Vice President and
Assistant Counsel None.

William Jaume,
Vice President    Senior Vice President (since April 2000) of HarbourView Asset Management Corporation; and of
OAM Institutional, Inc. (since February 2001).

Frank V. Jennings,
Vice President    None.

Lewis A. Kamman,
Vice President    None.

Jennifer E. Kane,
Assistant Vice President   None.

Lynn O. Keeshan,
Senior Vice President      None.

Thomas W. Keffer,
Senior Vice President      None.

Kristina J. Keller,
Vice President    None.

Michael Keogh,
Vice President    None.

Michael Kirkpatrick,
Assistant Vice President   None.

Walter G. Konops,
Assistant Vice President   None.

Avram D. Kornberg,
Senior Vice President      None.

Dimitrios Kourkoulakos,
Assistant Vice President.  None.

John S. Kowalik,
Senior Vice President      None.

Joseph Krist,
Assistant Vice President   None.

Christopher M. Leavy,
Senior Vice President      Formerly Vice President and Portfolio Manager at Morgan Stanley Investment Management
(1997-September 2000).

Dina C. Lee,
Assistant Vice President and
Assistant Counsel Formerly an attorney with Van Eck Global (until December 2000).
Michael S. Levine,
Vice President    None.

Shanquan Li,
Vice President    None.

Mitchell J. Lindauer,
Vice President and Assistant
General Counsel   None.

Malissa B. Lischin,
Assistant Vice President   Formerly Associate Manager, Investment Management Analyst at Prudential (1996 - March
2000).

David P. Lolli,
Assistant Vice President

Daniel G. Loughran
Vice President: Rochester Division  None.

David M. Mabry,
Vice President    None.

Steve Macchia,
Vice President    None.

Marianne Manzolillo,
Assistant Vice President   Formerly, Vice President for DLJ High Yield Research Department (February 1993 - July
2000).

Philip T. Masterson,
Vice President and
Associate Counsel None.

Loretta M McCarthy,
Executive Vice President   None.

Lisa Migan,
Assistant Vice President   None.

Andrew J. Mika,
Senior Vice President      Formerly a Second Vice President for Guardian Investments (June 1990 - October 1999).

Joy Milan,
Vice President    None.

Denis R. Molleur,
Vice President and
Senior Counsel    None.

Nikolaos D. Monoyios,
Vice President    None.

John Murphy,
Chairman, President, Chief Executive
Officer and Director       President, Chief Executive Officer and director of OFI Private Investments, Inc., an investment adviser subsidiary of the Manager; Chairman and director of Shareholder Services, Inc. and Shareholder
Financial Services, Inc., transfer agent subsidiaries of the Manager; President and director of Oppenheimer
Acquisition Corp., the Manager's parent holding company; President and director of Oppenheimer Partnership
Holdings, Inc., a holding company subsidiary of the Manager; President and director of OppenheimerFunds
International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds
plc; director of HarbourView Asset Management Corporation and Oppenheimer Real Asset Management, Inc., investment adviser subsidiaries of the Manager; President and director of OppenheimerFunds Legacy Program, a Colorado non-profit corporation; director of OAM Institutional, Inc.; President and a trustee of other Oppenheimer funds;
director of David L. Babson Acquisition Corp.

Thomas J. Murray,
Vice President

Kenneth Nadler,
Vice President    None.

David Negri,
Senior Vice President      None.

Barbara Niederbrach,
Assistant Vice President   None.

Robert A. Nowaczyk,
Vice President    None.

Raymond C. Olson,
Assistant Vice President   None.

Gina M. Palmieri,
Vice President    None.

Frank J. Pavlak,
Vice President    None.

David P. Pellegrino,
Vice President    None.

James F. Phillips,
Assistant Vice President   None.

Jane C. Putnam,
Vice President    None.

Michael E. Quinn,
Vice President    None.

Julie S. Radtke,
Vice President    None.

Norma J. Rapini,
Assistant Vice President:
Rochester Division         None.

Thomas P. Reedy,
Vice President    Vice President (since April 1999) of HarbourView Asset Management Corporation.

John Reinhardt,
Vice President: Rochester Division  None

David Robertson,
Senior Vice President      Formerly Director of Sales & Marketing at Schroder Investment Management North America
(March 1998-March 2000).

Antoinette Rodriguez,
Assistant Vice President   None.

Jeffrey S. Rosen,
Vice President    None.

Marci B. Rossell,
Vice President    Formerly, manager at Deloitte & Touche LLP (until September 1999).

Richard H. Rubinstein,
Senior Vice President      None.

Lawrence E. Rudnick,
Assistant Vice President   None.

James H. Ruff,
Executive Vice President   President and director of OppenheimerFunds Distributor, Inc.; Executive Vice President
(since March 2000) of OFI Private Investments, Inc.

Andrew Ruotolo
Executive Vice President   President and director of Shareholder Services, Inc.; formerly Chief Operations
Officer for American International Group (August 1997-September 1999).

Rohit Sah,
Assistant Vice President   None.

Valerie Sanders,
Vice President    None.

Kenneth Schlupp
Vice President    Assistant Vice President (since March 2000) of OFI Private Investments, Inc.

Jeffrey R. Schneider,
Vice President    None.

Ellen P. Schoenfeld,
Vice President    None.

Allan P. Sedmak
Assistant Vice President   None.

Jennifer L. Sexton,
Vice President    None.

Martha A. Shapiro,
Vice President    None.

Steven J. Sheerin,
Vice President    Formerly consultant with Pricewaterhouse Coopers (November 2000-May 2001) prior to which he was a Vice President of Merrill Lynch Pierce Fenner & Smith, Inc. (July 1998-October 2000).

Richard A. Soper,
Vice President    None.

Keith J. Spencer,
Vice President    None.

Cathleen R. Stahl,
Assistant Vice President   Assistant Vice President & Manager of Women & Investing Program.

Richard A. Stein,
Vice President: Rochester Division  None.

Arthur P. Steinmetz,
Senior Vice President      None.

Jayne M. Stevlingson,
Vice President    None.

Gregory J. Stitt,
Vice President    None.

John P. Stoma,
Senior Vice President      None.

Deborah A. Sullivan,
Assistant Vice President,
Assistant Counsel Formerly, Associate General Counsel, Chief Compliance Officer, Corporate Secretary and Vice
President of Winmill & Co. Inc. (formerly Bull & Bear Group, Inc.), CEF Advisers, Inc. (formerly Bull & Bear
Advisers, Inc.), Investor Service Center, Inc. and Midas Management Corporation (November 1997 - March 2000).

Mary Sullivan,
Assistant Vice President   None.

Kevin L. Surrett,
Assistant Vice President   None.

James C. Swain,
Vice Chairman of the Board Chairman, CEO and Trustee, Director or Managing Partner of the Denver-based
Oppenheimer Funds; formerly, President and Director of Centennial Asset Management Corporation and Chairman of
the Board of Shareholder Services, Inc.

Susan B. Switzer,
Vice President    None.

Anthony A. Tanner,
Vice President: Rochester Division  None.

Paul E. Temple,
Vice President    Formerly (until May 2000) Director of Product Development at Prudential.

Mark S. Vandehey,
Vice President    None.

Maureen VanNorstrand,
Vice President    None.

Phillip F. Vottiero,
Vice President    None.

Samuel Sloan Walker,
Vice President    None.

Teresa M. Ward,
Vice President    None.

Jerry A. Webman,
Senior Vice President      None.

Christopher D. Weiler,
Assistant Vice President:
Rochester Division         None.

Barry D. Weiss,
Vice President    Formerly with Fitch IBCA (1996 - January 2000).

Christine Wells,
Vice President    None.

Joseph J. Welsh,
Vice President    None.

Catherine M. White,
Assistant Vice President   Formerly, Assistant Vice President with Gruntal & Co. LLC (September 1998 - October
2000); member of the American Society of Pension Actuaries (ASPA) since 1995.

William L. Wilby,
Senior Vice President      Senior Investment Officer, Director of International Equities; Senior Vice President
of HarbourView Asset Management Corporation.

Donna M. Winn,
Senior Vice President      Senior Vice President (since March 2000) of OFI Private Investments, Inc.

Kenneth Winston,
Senior Vice President               Principal at Richards & Tierney, Inc. (until June 2001).

Brian W. Wixted,           Senior Vice President and
Treasurer                           Treasurer (since March 1999) of HarbourView Asset Management Corporation,
Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc.
and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000) and of
OppenheimerFunds International Ltd. and of Oppenheimer Millennium Funds plc (since May 2000), of OAM
Institutional, Inc. (since February 2001); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer
Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and of OppenheimerFunds
Legacy Program (since April 2000); an officer of other Oppenheimer funds.

Carol Wolf,
Senior Vice President               An officer and/or portfolio manager of certain Oppenheimer funds; serves on the Board of Chinese Children Adoption International Parents Council, Supporters of Children, and the Advisory
Board of Denver Children's Hospital Oncology Department.

Kurt Wolfgruber,
Senior Vice President      Senior Investment Officer, Director of Domestic Equities; member of the Investment
Product Review Committee and the Executive Committee of HarbourView Asset Management Corporation.

Caleb C. Wong,
Vice President    None.

Robert G. Zack,
Senior Vice President and
Assistant Secretary, Associate
General Counsel   Assistant Secretary of Shareholder Services, Inc., Shareholder Financial Services, Inc.,
OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds.

Jill Zachman,
Assistant Vice President:
Rochester Division         None.

Neal A. Zamore,
Vice President    Formerly (until May 2000) Vice President at GE Capital.

Mark D. Zavanelli,
Vice President    None.

Arthur J. Zimmer,
Senior Vice President      Senior Vice President (since April 1999) of HarbourView Asset Management Corporation.

Susan Zimmerman,
Vice President    None.

The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver-based Oppenheimer Funds and the
Oppenheimer Quest /Rochester Funds, as set forth below:

New York-based Oppenheimer Funds
--------------------------------

Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer Large Cap Growth Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust
Oppenheimer Multiple Strategies Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer Series Fund, Inc.
Oppenheimer Trinity Core Fund
Oppenheimer Trinity Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer U.S. Government Trust
Oppenheimer World Bond Fund

Quest/Rochester Funds
---------------------

Limited Term New York Municipal Fund
Oppenheimer Convertible Securities Fund
Oppenheimer MidCap Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Rochester Fund Municipals

Denver-based Oppenheimer Funds
------------------------------

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Capital Income Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Municipal Fund
Oppenheimer Real Asset Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp.,
Oppenheimer Partnership Holdings, Inc., Oppenheimer Acquisition Corp. and OFI Private Investments, Inc. is Two
World Trade Center, New York, New York 10048-0203.

The address of the New York-based Oppenheimer Funds, the Quest Funds, the Rochester-based funds, the Denver-based
Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services,
Centennial Asset Management Corporation, Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is
6803 South Tucson Way, Englewood, Colorado 80112.

Item 27. Principal Underwriter

(a)      OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the
Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 26(b) above
(except Oppenheimer Multi-Sector Income Trust and Panorama Series Fund, Inc.) and for MassMutual Institutional
Funds.

(b)      The directors and officers of the Registrant's principal underwriter are:

Name & Principal  Positions & Offices       Positions & Offices
Business Address  with Underwriter  with Registrant
----------------  ----------------  ---------------

Robert Agan (1)   Vice President    None

Jason R. Bach     Vice President    None
3264 Winthrop Circle
Marietta, GA 30067

William M. Beardsley       Vice President   None
1521 Arrow Wood Land
Downers Grove, IL 60515

Kathleen Beichert (1)      Vice President   None

Gabriella Bercze (2)       Vice President   None

Douglas S. Blankenship     Vice President   None
17011 Woodbark
Spring, TX  77379

Tracey Blinzler (1)        Assistant Vice President  None

Christina Bourgeois (2)    Assistant Vice President  None

L. Scott Brooks (2)        Vice President   None

Kevin E. Brosmith Senior Vice President     None
170 Phillip Court
Lake Bluff, IL 60044

Jeffrey W. Bryan (2)       Vice President   None

Susan Burton      Vice President    None
4127 Towne Green Circle
Addison, TX 75001

Kathleen Mary Byron        Vice President   None
6 Dahlia Drive
Irvine, CA 92618

H.C. Digby Clements        Vice President   None
200 Oaklane
Rochester, NY 14610

Robert A. Coli    Vice President    None
12 White Tail Lane
Bedminster, NJ 07921

William Coughlin (2)       Vice President   None

Jill E. Crockett (2)       Assistant Vice President  None

Jeffrey D. Damia (2)       Vice President   None

John Davis (2)    Assistant Vice President  None

Stephen J. Demetrovits (2) Vice President   None

Christopher DeSimone       Vice President   None
5105 Aldrich Avenue South
Minneapolis, MN 55419

Michael W. Dickson         Vice President   None
21 Trinity Avenue
Glastonbury, CT 06033

Joseph A. DiMauro Vice President    None
244 McKinley Avenue
Grosse Pointe Farms, MI 48236

Steven Dombrower (2)       Vice President   None

Andrew J. Donohue (2)      Executive Vice   Secretary [for the
         President & Director       New York-based
Oppenheimer funds, Quest, Rochester and MidCap funds]
Vice President and
Secretary [for the
Denver-based
Oppenheimer funds]
Vice President and
Director [for the
Millennium funds]

George P. Dougherty        Vice President   None
4090 Redbud Circle
Doylestown, PA 18901

Cliff H. Dunteman Vice President    None
1196 Fieldstone Dr.
Crystal Lake, IL 60014-1642

John Eiler (2)    Vice President    None

Kent M. Elwell    Vice President    None
35 Crown Terrace
Yardley, PA  19067

Gregg A. Everett  Vice President    None
7124 Trysail Circle
Tampa, FL 33607

George R. Fahey   Vice President    None
9 Townview Court
Flemington, NJ 08822

Eric C. Fallon    Vice President    None
10 Worth Circle
Newton, MA 02458

Katherine P. Feld (2)      Vice President and        None
         Corporate Secretary

Mark J. Ferro (2) Vice President    None

Ronald H. Fielding (3)     Vice President   None

Patrick W. Flynn (1)       Senior Vice President     None

John E. Forrest (2)        Senior Vice President     None

John ("J") Fortuna (2)     Vice President   None

P. Lyman Foster (2)        Senior Vice President     None

Victoria Friece (1)        Assistant Vice President  None

Luiggino J. Galleto        Vice President   None
10302 Riesling Court
Charlotte, NC 28277

Michelle M. Gans  Vice President    None
2700 Polk Street, Apt. #9
San Francisco, CA 94109

Lucio Giliberti   Vice President    None
6 Cyndi Court
Flemington, NJ 08822

Raquel Granahan (2)        Vice President   None

Ralph Grant (2)   Senior Vice President     None

Michael D. Guman  Vice President    None
3913 Pleasant Avenue
Allentown, PA 18103

Tonya N. Hammet   Assistant Vice President  None
2612 W. Grand Reserve Circle #227
Clearwater, FL 33759

Clifford W. Heidinger      Vice President   None
90 Gates Street
Portsmouth, NH 03801

Phillipe D. Hemery         Vice President   None
184 Park Avenue
Rochester, NY 14607

Elyse R. Jurman Herman     Vice President   None
1194 Hillsboro Mile, Villa 51
Hillsboro Beach, FL  33062

Wendy G. Hetson   Vice President    None
4 Craig Street
Jericho, NY 11753

Kristen L. Heyburn         Vice President   None
2315 Mimosa Drive #2
Houston, TX 77019

William E. Hortz (2)       Vice President   None

Edward Hrybenko (2)        Vice President   None

Brian F. Husch (2)         Vice President   None

Richard L. Hymes (2)       Vice President   None

Kathleen T. Ives (1)       Vice President   None

Eric K. Johnson   Vice President    None
28 Oxford Avenue
Mill Valley, CA 94941

Mark D. Johnson   Vice President    None
15792 Scenic Green Court
Chesterfield, MO 63017

John S. Kavanaugh Vice President    None
2 Cervantes, Apt. #301
San Francisco, CA 94123
Christina J. Keller (2)    Vice President   None

Brian G. Kelly    Vice President    None
60 Larkspur Road
Fairfield, CT 06430

Michael Keogh (2) Vice President    None

Lisa Klassen (1)  Assistant Vice President  None

Richard Klein     Senior Vice President     None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Richard Knott (2) Vice President    None

Dean Kopperud (2) Senior Vice President     None

Brent A. Krantz   Senior Vice President     None
P. O. Box 1313
Seahurst, WA 98062

David T. Kuzia    Vice President    None
9697 S. Golden Eagle Dr.
Highlands, CO 80126

Tracey Lange (2)  Vice President    None

Dawn Lind         Vice President    None
21 Meadow Lane
Rockville Centre, NY 11570

Malissa Lischin (2)        Assistant Vice President  None

James V. Loehle   Vice President    None
30 Wesley Hill Lane
Warwick, NY 10990

Joseph X. Loftus (2)       Assistant Vice President  None

John J. Lynch     Vice President    None
5341 Ellsworth
Dallas, TX 75206

Mark Macken       Vice President    None
462 Lincoln Avenue
Sayville, NY 11782

Michael Magee (2) Vice President    None
Steven C. Manns   Vice President    None
1941 W. Wolfram
Chicago, IL 60657

Todd A. Marion    Vice President    None
3 St. Marks Place
Cold Spring Harbor, NY 11724

David M. Martin   Vice President    None
10155 S. Woodrose Lane
Highlands Ranch, CO 80126

LuAnn Mascia (2)  Assistant Vice President  None

Theresa-Marie Maynier      Vice President   None
2421 Charlotte Drive
Charlotte, NC 28203

Anthony P. Mazzariello     Vice President   None
704 Beaver Road
Leetsdale, PA 15056

John C. McDonough Vice President    None
3812 Leland Street
Chevy Chase, MD 20815

Kent C. McGowan   Vice President    None
18424 12th Avenue West
Lynnwood, WA 98037

Dixon Morgan      Vice President    None
1820 Berkshire Rd.
Gates Mills, OH 44040

Charles Murray (2)         Senior Vice President     None

Wendy Jean Murray Vice President    None
32 Carolin Road
Upper Montclair, NJ 07043

John W. Nesnay    Vice President    None
9511 S. Hackberry Street
Highlands Ranch, CO 80126

Kevin P. Neznek (2)        Vice President   None

Patrick J. Noble  Vice President    None
1155 Wellesley Avenue #204
Los Angeles, CA 90049
Chad V. Noel      Vice President    None
2408 Eagleridge Drive
Henderson, NV 89014

Raymond Olsen (1) Assistant Vice President  None
         & Treasurer

Gayle E. Pereira  Vice President    None
2707 Via Arboleda
San Clemente, CA 92672

Brian C. Perkes   Vice President    None
8734 Shady Shore Drive
Frisco, TX 75034

Charles K. Pettit Vice President    None
22 Fall Meadow Drive
Pittsford, NY 14534

William L. Presutti        Vice President   None
238 Kemp Avenue
Fair Haven, NJ 07704

Steven Puckett (2)         Vice President   None

Elaine Puleo-Carter (2)    Senior Vice President     None

Christopher L. Quinson     Vice President   None
19 Cayuga Street
Rye, NY 10580

Minnie Ra         Vice President    None
100 Dolores Street, #203
Carmel, CA 93923

Heather Rabinowitz (2)     Assistant Vice President  None

Gary D. Rakan     Vice President    None
25031 Woodridge Triangle
Farmington, MI 48335

Michael A. Raso   Vice President    None
16 N. Chatsworth Ave., Apt. 301
Larchmont, NY  10538

Douglas Rentschler         Vice President   None
677 Middlesex Road
Grosse Pointe Park, MI 48230

Michelle Simone Richter (2)         Vice President   None

Ruxandra Risko(2) Vice President    None

David R. Robertson (2)     Senior Vice President     None

Kenneth A. Rosenson        Vice President   None
24753 Bantage Point Terr.
Malibu, CA 90265

James H. Ruff (2) President & Director      None

William R. Rylander        Vice President   None
85 Evergreen Road
Vernon, CT 06066

Thomas Sabow (2)  Vice President    None

Alfredo Scalzo    Vice President    None
9616 Lake Chase Island Way
Tampa, FL 33626

Michael Sciortino Vice President    None
785 Beau Chene Drive
Mandeville, LA 70471

Eric Sharp        Vice President    None
862 McNeill Circle
Woodland, CA 95695

Debbie Simon (2)  Vice President    None

Douglas Bruce Smith        Vice President   None
808 South 194th Street
Seattle,WA 98148

William A. Spetrino        Vice President   None
7631 Yennicook Way
Hudson, OH 44236

Byron D. Stein    Vice President    None
7000 Island Blvd., Apt. 1408
Aventura, FL 33160

John Stoma (2)    Senior Vice President     None

David E. Sturgis  Vice President    None
81 Surrey Lane
Boxford, MA 01921
Brian C. Summe    Vice President    None
239 N. Colony Drive
Edgewood, KY 41017

Michael Sussman(2)         Vice President   None

George T. Sweeney Senior Vice President     None
5 Smoke House Lane
Hummelstown, PA 17036

Andrew E. Sweeny  Vice President    None
5967 Bayberry Drive
Cincinnati, OH 45242

Scott McGregor Tatum       Vice President   None
704 Inwood
Southlake, TX 76092

James Taylor (2)  Assistant Vice President  None

Martin Telles (2) Senior Vice President     None

Martin Temple (2) Vice President    None

David G. Thomas   Vice President    None
1328 N. Cleveland Street
Arlington, VA 22201

Bryan K. Toma     Vice President    None
14575 S. Gallery
Olathe, KS 66062

Floyd A. Tucker   Vice President    None
1930 W. Barry Ave., #2
Chicago, IL 60657

Tanya Valency (2) Vice President    None

Mark Vandehey (1) Vice President    None

Andrea Walsh (1)  Vice President    None

Suzanne Walters (1)        Assistant Vice President  None

Teresa Ward (1)   Vice President    None

Michael J. Weigner         Vice President   None
4905 W. San Nicholas Street
Tampa, FL 33629
Donn Weise        Vice President    None
3249 Earlmar Drive
Los Angeles, CA 90064

Catherine White (2)        Assistant Vice President  None

Marjorie J. Williams       Vice President   None
6930 East Ranch Road
Cave Creek, AZ 85331

Thomas Wilson (2) Vice President    None

Donna Winn (2)    Senior Vice President     None

Philip Witkower (2)        Senior Vice President     None

Cary Patrick Wozniak       Vice President   None
18808 Bravata Court
San Diego, CA 92128

Gregor D. Yuska   Vice President    None
16035 Canterbury Estates Dr.
Ellisville, MO 63021

Jill Zackman      Vice President    None
10 Colonial Circle
Fairport, NY 14450

(1)6803 South Tucson Way, Englewood, CO 80112
(2)498 Seventh Avenue, New York, NY 10018
(3)350 Linden Oaks, Rochester, NY 14623

(c)      Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the
Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc.
at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the
Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 17th day of
December, 2001.

         OPPENHEIMER ENTERPRISE FUND

         By: /s/ John V. Murphy*
         --------------------------------
         John V. Murphy, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures        Title    Date
----------        -----    ----

/s/ Leon Levy*    Chairman of the
----------------------------------  Board of TrusteesDecember 17, 2001
Leon Levy

/s/ Donald W. Spiro*       Vice Chairman of the      December 17, 2001
----------------------------------  Board and Trustee
Donald W. Spiro

/s/ John V. Murphy*        President and
---------------------------------   Chief Executive  December 17, 2001
John V. Murphy    Officer and Trustee

/s/ Brian W. Wixted*       Treasurer and Chief       December 17, 2001
---------------------------------   Financial and
Brian W. Wixted   Accounting Officer

/s/ Robert G. Galli*       Trustee  December 17, 2001
----------------------------------
Robert G. Galli

/s/ Phillip A. Griffiths   Trustee  December 17, 2001
---------------------------------
Phillip A. Griffiths

/s/ Benjamin Lipstein*     Trustee  December 17, 2001
---------------------------------
Benjamin Lipstein

/s/ Elizabeth B. Moynihan* Trustee  December 17, 2001
---------------------------------
Elizabeth B. Moynihan

/s/ Kenneth A. Randall*    Trustee  December 17, 2001
---------------------------------
Kenneth A. Randall

/s/ Edward V. Regan*       Trustee  December 17, 2001
---------------------------------
Edward V. Regan

/s/ Russell S. Reynolds, Jr.*       Trustee December 17, 2001
---------------------------------
Russell S. Reynolds, Jr.

/s/ Clayton K. Yeutter*    Trustee  December 17, 2001
---------------------------------
Clayton K. Yeutter

*By: /s/ Robert G. Zack
-----------------------------------------
Robert G. Zack, Attorney-in-Fact

OPPENHEIMER ENTERPRISE FUND

Post-Effective Amendment No. 10

Registration No 33-58343

EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

23(b)             Amended and Restated By-Laws

23(d)             Amended and Restated Investment Advisory Agreement

23(j)             Independent Auditors Consent

23 (m) (iv)       Distribution and Service Plan and Agreement for Class N shares

N1A/885/885PartC_Dec01(b)